CSFB

           CREDIT SUISSE FIRST BOSTON

___________________________________________________________________________________________________

HOME EQUITY ASSET TRUST 2005-7

DERIVED INFORMATION 8/24/05

[$974,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$989,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Confidential Zipcodes Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date.  Approximately 5.1% of the mortgage loans do not provide for any payments of principal in the first five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	351
Total Outstanding Loan Balance	$30,230,167*	Min	Max
Average Loan Current Balance	$86,126	$9,994	$389,636
Weighted Average Original LTV	83.3%**
Weighted Average Coupon	7.70%	5.59%	12.49%
Arm Weighted Average Coupon	7.55%
Fixed Weighted Average Coupon	8.36%
Weighted Average Margin	6.61%	4.59%	10.85%
Weighted Average FICO (Non-Zero)	606
Weighted Average Age (Months)	2
% First Liens	96.6%
% Second Liens	3.4%
% Arms	81.0%
% Fixed	19.0%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral in these ZIP codes will be approximately [$30,500,000] of the [$1,000,000,100] total.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.51 - 6.00	11	1,284,272	4.2	5.81	80.2	646
6.01 - 6.50	33	4,100,551	13.6	6.26	79.7	632
6.51 - 7.00	53	5,631,666	18.6	6.81	80.6	612
7.01 - 7.50	39	3,982,484	13.2	7.24	82.8	621
7.51 - 8.00	46	4,565,018	15.1	7.76	82.2	595
8.01 - 8.50	40	3,024,536	10.0	8.31	86.3	592
8.51 - 9.00	39	3,324,101	11.0	8.77	87.9	595
9.01 - 9.50	25	1,780,114	5.9	9.24	84.1	571
9.51 - 10.00	21	1,132,411	3.7	9.75	85.4	583
10.01 - 10.50	17	557,678	1.8	10.31	94.0	608
10.51 - 11.00	14	499,883	1.7	10.82	91.1	555
11.01 - 11.50	6	168,309	0.6	11.37	85.4	517
11.51 - 12.00	5	141,783	0.5	11.76	92.1	547
12.01 - 12.50	2	37,359	0.1	12.49	100.0	578
Total:	351	30,230,167	100.0	7.70	83.3	606

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
426 - 450	1	56,375	0.2	10.70	85.0	442
451 - 475	2	152,783	0.5	11.10	90.0	472
476 - 500	3	240,049	0.8	9.73	85.7	495
501 - 525	9	711,447	2.4	8.63	74.8	516
526 - 550	24	1,860,353	6.2	8.49	77.5	538
551 - 575	34	3,104,425	10.3	8.24	84.4	564
576 - 600	94	7,416,323	24.5	7.90	84.5	587
601 - 625	76	7,573,638	25.1	7.46	83.0	612
626 - 650	62	5,234,368	17.3	7.16	82.9	639
651 - 675	24	2,195,517	7.3	7.23	85.9	661
676 - 700	14	1,059,103	3.5	7.50	84.9	688
701 - 725	4	326,300	1.1	6.95	84.5	709
726 - 750	1	66,496	0.2	7.25	90.0	730
751 - 775	2	129,872	0.4	6.10	79.3	773
776 - 800	1	103,118	0.3	7.14	80.0	797
Total:	351	30,230,167	100.0	7.70	83.3	606

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 50,000	55	1,410,667	4.7	9.98	91.3	613
50,001 - 100,000	185	13,538,259	44.8	7.98	83.0	598
100,001 - 150,000	86	10,034,014	33.2	7.38	83.0	614
150,001 - 200,000	14	2,401,804	7.9	7.26	83.2	606
200,001 - 250,000	5	1,032,330	3.4	6.89	83.1	610
250,001 - 300,000	3	799,299	2.6	6.67	80.0	601
300,001 - 350,000	2	624,157	2.1	6.81	84.9	621
350,001 - 400,000	1	389,636	1.3	6.34	76.8	602
Total:	351	30,230,167	100.0	7.70	83.3	606

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.000	2	199,818	0.7	6.49	46.0	573
50.001 - 55.000	2	154,968	0.5	8.06	52.5	580
55.001 - 60.000	1	68,964	0.2	9.24	60.0	527
60.001 - 65.000	4	294,258	1.0	7.95	63.1	595
65.001 - 70.000	10	576,294	1.9	8.62	69.2	556
70.001 - 75.000	14	1,245,273	4.1	7.81	73.6	574
75.001 - 80.000	144	14,837,224	49.1	7.12	79.8	617
80.001 - 85.000	34	2,874,727	9.5	8.21	84.6	574
85.001 - 90.000	74	7,323,163	24.2	8.01	89.7	600
90.001 - 95.000	9	592,392	2.0	8.61	94.9	627
95.001 - 100.000	57	2,063,086	6.8	9.48	100.0	621
Total:	351	30,230,167	100.0	7.70	83.3	606

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0	74	4,571,846	15.1	8.35	84.4	601
1	4	300,258	1.0	9.48	90.6	554
2	174	16,034,172	53.0	7.56	83.5	610
3	97	9,209,004	30.5	7.55	82.4	602
5	2	114,887	0.4	8.20	68.5	591
Total:	351	30,230,167	100.0	7.70	83.3	606

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	247	20,277,742	67.1	7.64	83.5	602
Reduced	63	5,548,947	18.4	7.74	84.5	611
Stated Income / Stated Assets	41	4,403,478	14.6	7.91	80.9	617
Total:	351	30,230,167	100.0	7.70	83.3	606

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	313	27,649,582	91.5	7.62	83.1	605
Second Home	1	26,089	0.1	10.40	100.0	664
Investor	37	2,554,496	8.5	8.50	85.2	615
Total:	351	30,230,167	100.0	7.70	83.3	606

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
Ohio	99	9,688,648	32.0	7.32	83.3	608
Michigan	71	6,078,034	20.1	7.80	83.9	609
Indiana	53	3,921,936	13.0	7.78	84.1	610
North Carolina	38	3,263,973	10.8	8.14	82.4	602
Tennessee	37	2,801,498	9.3	7.67	83.2	605
South Carolina	15	1,442,287	4.8	7.97	85.4	601
Mississippi	15	1,173,334	3.9	8.22	81.3	589
Florida	4	454,137	1.5	7.43	78.7	573
Pennsylvania	5	345,517	1.1	7.86	77.1	611
New York	3	247,373	0.8	9.69	91.8	564
Alabama	2	178,132	0.6	7.29	80.0	618
Illinois	3	156,075	0.5	9.43	93.0	596
Iowa	2	142,694	0.5	7.61	77.2	646
Arkansas	2	135,114	0.4	8.38	71.7	594
South Dakota	1	125,491	0.4	6.69	80.0	641
Other	1	75,924	0.3	6.00	80.0	643
Total:	351	30,230,167	100.0	7.70	83.3	606

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	207	16,204,490	53.6	7.81	84.7	615
Refinance - Rate Term	30	3,469,789	11.5	6.83	81.1	606
Refinance - Cashout	114	10,555,887	34.9	7.81	81.8	591
Total:	351	30,230,167	100.0	7.70	83.3	606

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	236	22,381,390	74.0	7.59	83.5	608
Arm 3/27	21	2,094,800	6.9	7.08	78.2	602
Fixed Balloon 15/30	17	1,076,382	3.6	8.19	84.0	606
Fixed Rate	77	4,677,595	15.5	8.40	84.2	595
Total:	351	30,230,167	100.0	7.70	83.3	606

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	323	27,987,440	92.6	7.70	83.4	606
2 Family	15	1,310,212	4.3	7.65	84.8	608
Condo	9	532,808	1.8	7.98	76.7	608
PUD	3	309,708	1.0	8.02	86.2	593
3-4 Family	1	90,000	0.3	6.99	52.8	614
Total:	351	30,230,167	100.0	7.70	83.3	606

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
4.51 - 5.00	10	1,063,160	4.3	5.96	80.7	635
5.01 - 5.50	21	2,213,774	9.0	6.38	79.8	630
5.51 - 6.00	40	3,954,133	16.2	6.79	82.0	625
6.01 - 6.50	40	4,527,123	18.5	7.02	80.7	616
6.51 - 7.00	62	5,991,025	24.5	7.81	84.1	594
7.01 - 7.50	28	2,687,787	11.0	8.26	86.8	600
7.51 - 8.00	19	1,598,441	6.5	8.63	86.0	613
8.01 - 8.50	20	1,372,966	5.6	9.02	87.5	577
8.51 - 9.00	11	770,512	3.1	9.62	80.0	562
9.01 - 9.50	4	222,100	0.9	10.01	88.3	563
10.01 - 10.50	1	39,183	0.2	10.10	70.0	536
10.51 >=	1	35,987	0.1	10.85	80.0	579
Total:	257	24,476,190	100.0	7.55	83.1	608

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
16 - 18	1	58,298	0.2	9.60	90.0	621
19 - 21	26	2,096,242	8.6	7.96	85.2	610
22 - 24	209	20,226,851	82.6	7.54	83.3	608
28 - 30	2	109,381	0.4	8.40	90.0	653
34 - 36	19	1,985,419	8.1	7.00	77.6	600
Total:	257	24,476,190	100.0	7.55	83.1	608

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
11.51 - 12.00	8	915,248	3.7	5.78	79.7	635
12.01 - 12.50	21	2,488,900	10.2	6.27	79.8	623
12.51 - 13.00	27	2,708,110	11.1	6.72	81.9	616
13.01 - 13.50	25	2,897,503	11.8	6.89	82.2	634
13.51 - 14.00	50	5,171,504	21.1	7.35	82.1	602
14.01 - 14.50	36	3,133,570	12.8	7.73	83.6	603
14.51 - 15.00	21	1,911,579	7.8	8.32	85.4	610
15.01 - 15.50	27	2,132,510	8.7	8.86	85.5	584
15.51 - 16.00	30	2,315,865	9.5	9.04	87.4	591
16.01 - 16.50	9	634,104	2.6	9.46	83.8	569
16.51 - 17.00	3	167,298	0.7	9.94	85.1	565
Total:	257	24,476,190	100.0	7.55	83.1	608

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
5.51 - 6.00	10	1,144,415	4.7	5.80	80.3	641
6.01 - 6.50	30	3,496,235	14.3	6.28	80.1	634
6.51 - 7.00	46	4,837,749	19.8	6.84	81.3	612
7.01 - 7.50	35	3,586,882	14.7	7.24	83.0	618
7.51 - 8.00	39	3,709,411	15.2	7.78	83.0	598
8.01 - 8.50	29	2,471,947	10.1	8.32	85.4	592
8.51 - 9.00	32	2,781,392	11.4	8.76	89.1	601
9.01 - 9.50	19	1,456,258	5.9	9.25	84.2	567
9.51 - 10.00	12	748,579	3.1	9.71	81.9	571
10.01 - 10.50	4	207,335	0.8	10.14	84.4	564
10.51 - 11.00	1	35,987	0.1	10.85	80.0	579
Total:	257	24,476,190	100.0	7.55	83.1	608

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
2.00	72	7,613,066	31.1	7.53	85.1	609
3.00	185	16,863,124	68.9	7.55	82.2	607
Total:	257	24,476,190	100.0	7.55	83.1	608

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	208	19,044,610	77.8	7.42	82.5	611
1.50	49	5,431,580	22.2	7.99	85.1	598
Total:	257	24,476,190	100.0	7.55	83.1	608

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	336	28,681,134	94.9	7.72	83.4	604
60	15	1,549,033	5.1	7.26	81.0	627
Total:	351	30,230,167	100.0	7.70	83.3	606

  *     Note, for second liens, CLTV is employed in this calculation